Exhibit 99.1

VIVUS, FIRST MANHATTAN AND SARISSA CAPITAL ANNOUNCE

SETTLEMENT AGREEMENT

Reconstituted Slate Will Include Six First Manhattan Nominees and Four VIVUS Nominees

Anthony Zook is Expected to Serve as New CEO and to be Appointed to the Board

Annual Meeting to be Rescheduled for Stockholders to Vote on Revised Slate

MOUNTAIN VIEW, CA and NEW YORK, NY, July 18, 2013 — VIVUS, Inc. (NASDAQ: VVUS) (“VIVUS” or “the Company”), a pharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity and sexual health, First Manhattan Co. (“FMC”), an owner-managed and operated investment advisory firm and the owner of approximately 9.9 percent of the outstanding shares of VIVUS, and Sarissa Capital Management LP, a registered investment adviser that focuses on enhancing shareholder value of portfolio companies and the owner of approximately two percent of VIVUS’s outstanding shares, jointly announced today that VIVUS and FMC have entered into a settlement agreement regarding their proxy contest related to the Company’s 2013 Annual Meeting of Stockholders.

Under the terms of the agreement, Charles J. Casamento Ernest Mario, Ph. D., Linda M. Shortliffe, M.D., Peter Y. Tam and Leland F. Wilson will resign from the Board effective tomorrow.  The Board was expanded today from nine to 11 members.  Six FMC nominees, Michael James Astrue, Samuel F. Colin, M.D., Alexander J. Denner, Johannes J.P. Kastelein, David York Norton and Herman Rosenman, are being appointed to the Board to fill the resulting vacancies.  Anthony P. Zook is expected to be named VIVUS’s new Chief Executive Officer and appointed to the Board.  VIVUS agreed to nominate a total of 11 nominees for election to the Board at the Annual Meeting, including the six FMC nominees and Mr. Zook, as well as J. Martin Carroll, Mark B. Logan, Jorge Plutzky M.D. and Robert N. Wilson from VIVUS’s slate.

Mr. Zook is expected to succeed Leland Wilson, who will depart as VIVUS’s CEO.  Mr. Leland Wilson agreed to serve in an advisory role to VIVUS to ensure a seamless leadership transition.

Dr. Colin, Senior Managing Partner at FMC, said, “We are grateful for the strong support we have received from VIVUS stockholders.  The new Board and Tony Zook share a strong commitment to realizing VIVUS’s true potential and putting the Company on a trajectory of growth and value creation.

“We, along with all stockholders, want to acknowledge the enormous accomplishments of Leland Wilson and Peter Tam in identifying and developing the most efficacious obesity drug ever.  As a founding CEO, over the past 22 years, Leland has secured four drug approvals, an unheard of achievement for a small pharmaceutical company.  He has taken VIVUS from start-up to what it is today.  The VIVUS team, led by Leland and Peter, stuck together through thick and thin over two decades surmounting scientific and financial challenges that would have flattened most organizations,” Dr. Colin concluded.

Mr. Logan, the Chairman of VIVUS’s Board, said, “We are pleased to reach this settlement, which we believe is in the best interest of all VIVUS stockholders.  First Manhattan has an outstanding reputation and an impressive record as a long-term value investor.  First Manhattan has been an investor in VIVUS since 2008 and shares our commitment to building Qsymia into a top-selling brand and creating value for all of our stakeholders.  We look forward to working with the new Board to capitalize on VIVUS’s tremendous potential.”

Mr. Denner, Chief Investment Officer of Sarissa Capital added, “We think this equitable settlement is in the best interest of all stockholders and we look forward to working with the Board and management team to realize the full potential of VIVUS.”

Mr. Zook, who is expected to be VIVUS’s new Chief Executive Officer, said, “I am excited about the enormous opportunity before us.  Qsymia has the potential to improve the quality of life for millions of people.  I look forward to working with the new Board and the many exceptionally talented people at VIVUS to bring an exciting medicine to people who can benefit from it most.”

In order to allow additional time for stockholders to vote on the revised slate of director nominees, VIVUS’s scheduled Annual Meeting was convened today solely for the purpose of adjourning the meeting to a date to be announced, but not to exceed 30 calendar days from July 15, 2013, to be held at the Company’s corporate headquarters at 351 E. Evelyn Avenue, Mountain View, California 94041.  The record date for stockholders entitled to vote at the annual meeting remains May 31, 2013.  VIVUS will prepare and mail to stockholders a proxy statement supplement in connection with the agreement with FMC.  The new Board and FMC will each recommend that the Company’s stockholders vote their shares in favor of the election of each of the members of the new Board.

FMC will withdraw its notice of nomination of persons for election as directors and will vote its shares at the Annual Meeting for all 11 nominees on the reconstituted Board slate.

The complete agreement between VIVUS and FMC will be included as an exhibit to VIVUS’s current report on Form 8-K, which will be filed with the Securities and Exchange Commission.

If VIVUS stockholders have questions about how to vote their shares, or need additional assistance, please contact MacKenzie Partners, Inc., who is assisting FMC in the solicitation of proxies, at (212) 929-5500 or Toll-Free (800) 322-2885, or Morrow & Co., LLC, who is assisting the Company, at (800) 607-0088 or Toll Free (203) 658-9400.

About First Manhattan Co.

First Manhattan Co. (“FMC”) was founded in 1964 and remains an owner-operated investment advisory firm. FMC is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser and as a broker-dealer, and is a member of the Financial Industry Regulatory Authority (FINRA).

About VIVUS

VIVUS is a biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity, sleep apnea, diabetes and sexual health. For more information about the company, please visit www.vivus.com.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. VIVUS does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in VIVUS’s Form 10-K for the year ending December 31, 2012, as amended by the Form 10-K/A filed on April 30, 2013 and by the Form 10-K/A filed on June 12, 2013, and periodic reports filed with the SEC.

Important Additional Information

On June 3, 2013, VIVUS filed a definitive proxy statement and GOLD proxy card with the SEC in connection with the solicitation of proxies for its 2013 Annual Meeting of Stockholders. VIVUS intends to file with the SEC a supplement to such definitive proxy statement.  Stockholders are strongly advised to read VIVUS’s 2013 proxy statement, and the forthcoming supplement thereto, because they contain important information. Stockholders may obtain a free copy of the 2013 proxy statement, the forthcoming supplement thereto, and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or VIVUS’s website at www.vivus.com.

Contacts

For Vivus:

Timothy E. Morris

Chief Financial Officer

morris@vivus.com

Investor Relations:

The Trout Group

Brian Korb

bkorb@troutgroup.com

646-378-2923

Proxy Solicitor:

Morrow & Co., LLC

Joseph J. Mills

jmills@morrowco.com

203-658-9423

Media Relations:

Joele Frank, Wilkinson Brimmer Katcher

Matthew Sherman

msherman@joelefrank.com

212-355-4449

For First Manhattan:

The Abernathy MacGregor Group

Chuck Burgess / Mike Pascale

212-371-5999

clb@abmac.com / mmp@abmac.com

Mackenzie Partners

Larry Dennedy / Charlie Koons

212-929-5239 / 212-929-5708

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